UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 6, 2026

Tapestry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 946-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends and supplements the information reported under Item 5.02 of the Current Report on Form 8-K dated and filed on April 6, 2026 regarding the election of Matthew Madrigal to the Board of Directors (the “Board”) of Tapestry, Inc. (the “Company”). This Current Report on Form 8-K/A also reports new information under Item 5.07 of Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2026, the Board appointed Matthew Madrigal to its Audit Committee. As previously disclosed, Mr. Madrigal was elected to the Board as a director on April 6, 2026.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 11, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). Stockholders voted on four proposals, and the final voting results are set forth below.

Proposal Number 1 – Election of Directors: The stockholders elected each of the eleven director nominees listed below to serve until the Company’s 2027 Annual Meeting of Stockholders. There were 18,382,305 broker non-votes with respect to each nominee. The voting results for each nominee were as follows.

Name	Votes For	Votes Against	Votes Abstaining
Darrell Cavens	151,512,865	1,595,621	283,002
Joanne Crevoiserat	153,012,993	101,423	277,072
David Elkins	151,714,426	1,398,080	278,982
Johanna (Hanneke) Faber	153,010,845	102,421	278,222
Anne Gates	146,660,346	6,454,013	277,129
Thomas Greco	148,398,400	4,710,137	282,951
Kevin Hourican	151,197,436	1,915,001	279,051
Alan Lau	153,017,508	94,375	279,605
Pamela Lifford	152,245,995	866,987	278,506
Annabelle Yu Long	152,352,032	755,995	283,461
Matthew Madrigal	153,020,455	90,411	280,622

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending July 3, 2027:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
158,271,950	13,202,848	298,995	0

Proposal Number 3 – Advisory vote to approve the Company’s executive compensation, as discussed and described in the Proxy Statement for the 2026 Annual Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
126,797,900	25,224,364	1,369,224	18,382,305

Proposal Number 4 – Advisory stockholder proposal to permit stockholder action by less than unanimous written consent:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
102,363,405	48,413,649	2,614,434	18,382,305

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026

Tapestry, Inc.

By:	/s/ David E. Howard
David E. Howard
Chief Legal Officer & Secretary